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                                                                   EXHIBIT 10.96

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR THE LAWS OF ANY FOREIGN COUNTRY. THIS CERTIFICATE MAY NOT BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH RESALE, TRANSFER OR DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND FOREIGN LAWS. IN ADDITION TO THE RESTRICTIONS SET FORTH ABOVE, RESALE, TRANSFER OR DISPOSITION OF THIS CERTIFICATE IS PROHIBITED TO THE EXTENT SET FORTH IN THE POOLING AND ADMINISTRATION AGREEMENT (AS DEFINED BELOW).

                NATIONAL FINANCIAL AUTO RECEIVABLES MASTER TRUST
                   (f/k/a NAFCO Auto Receivables Master Trust)

                       SERIES 1994-R CLASS B CERTIFICATE

Stated Amount: $85,000,000
Percentage Interest evidenced
  by this Certificate: 100%
First Distribution Date: January 16, 1995

         THIS CERTIFIES THAT FIRST UNION NATIONAL BANK is the registered owner of a fractional undivided interest in National Financial Auto Receivables Master Trust (f/k/a NAFCO Auto Receivables Master Trust) (the "Trust"), which was created pursuant to the Pooling and Administration Agreement, dated as of December 8, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Pooling and Administration Agreement"), and as was amended and restated pursuant to the Amended and Restated Pooling and Administration Agreement dated as of December 5, 1994 by and among National Financial Auto Funding Trust II, as successor to National Financial Auto Funding Trust (f/k/a NAFCO Funding Trust), a Delaware business trust, as transferor ("NAFCO"), National Auto Finance Company, Inc. (f/k/a National Auto Finance Company L.P.) (in such capacity, the "Administrator"), and Bankers Trust Company, as trustee (together with its successors and assigns in such capacity, the "Trustee"). This Certificate is one of the duly authorized 1994-R, Series Class B Certificates designated and issued under the Pooling and Administration Agreement. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Appendix A to the Pooling and Administration Agreement. This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling and Administration Agreement, to which terms, provisions and conditions the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Series 1994-R, Class B Certificates are a subordinated class and are subordinated to the extent set forth in the Pooling and Administration Agreement.

         The Class B Interest Distributable Amount shall accrue on this Certificate as set forth in the Pooling and Administration Agreement. This Certificate is subject to prepayment



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prior to the maturity hereof to the extent set forth in the Pooling and
Administration Agreement.

         The Pooling and Administration Agreement may be amended and the rights and obligations of the parties thereto and of the Holder of this Certificate modified as set forth in such Agreement.

         Unless the certificate of authentication hereon shall have been executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Pooling and Administration Agreement or under any other Transaction Document or be valid for any purpose.

         This Certificate does not represent an obligation of, or an interest in, NAFCO, National Auto, the Administrator, the Servicer, the Trustee, the NAFCO Trustee or any Affiliate of any of them. This Certificate is limited in right of payment to the Trust Assets.

         As provided in the Pooling and Administration Agreement, and subject to the restrictions on sale, transfer and disposition set forth therein and in the other Transaction Documents, upon surrender for registration of transfer of this Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, NAFCO shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and Series which are in authorized denominations of like aggregate fractional interests in the Certificate Interest and which bears a number that is not contemporaneously outstanding.

         As provided in the Pooling and Administration Agreement, and subject to the restrictions on exchange set forth therein and in the other Transaction Documents, at the option of the Holder, this Certificate may be exchanged for other Certificates of the same Class and Series of authorized denominations of like aggregate fractional interests in the Certificate Interest and bearing numbers that are not contemporaneously outstanding, upon surrender of this Certificate to be exchanged at any such office or agency. If this Certificate is so surrendered for exchange, NAFCO shall execute, and the Trustee shall authenticate and deliver, the appropriate number of Certificates of the same Class and Series.

         If this Certificate is presented or surrendered for registration of transfer or exchange, it shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Holder hereof or his attorney-in-fact duly authorized in a writing delivered to the Transfer Agent and Registrar in addition to such additional instruments or opinions of counsel as may be required pursuant to Section 6.03(b)(i) or (ii) of the Pooling and Administration Agreement.

         By its acceptance of this Certificate, each Holder hereof (a) acknowledges that it is the intent of NAFCO, and agrees that it is the intent of such Holder that, for federal, state and



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local income and franchise tax purposes, the Certificates (including this
Certificate) will be treated as evidence of indebtedness secured by the Trust Assets and the Trust not be characterized as an association taxable as a corporation, (b) agrees to treat this Certificate for federal, state and local income and franchise tax purposes as indebtedness, and (c) agrees that the provisions of the Pooling and Administration Agreement and all related Transaction Documents shall be construed to further these intentions of the parties.

         This Certificate shall be construed in accordance with the laws of the State of New York, without reference to its conflict of laws principles, and all obligations, rights and remedies under, or arising in connection with, this Certificate shall be determined in accordance with the laws of the State of New York.

         This Certificate is executed and delivered by Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.), not individually or personally but solely as owner trustee of NAFCO, in the exercise of the powers and authority conferred and vested in it, (b) each of the undertakings and agreements herein made on the part of NAFCO is made and intended not as personal undertakings and agreements by Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.) but is made and intended for the purpose for binding only NAFCO and (c) under no circumstances shall Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.) be personally liable for the payment of any indebtedness or expenses of NAFCO or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by NAFCO under this Certificate.



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         IN WITNESS WHEREOF, NAFCO has caused this Certificate to be executed by its officer therunto duly authorized.

NATIONAL FINANCIAL AUTO FUNDING TRUST II
(as successor to National Financial Auto
 Funding Trust f/k/a NAFCO Funding Trust)

By:   CHASE MANHATTAN BANK DELAWARE
      (as successor to Chase Manhattan
      Bank USA, N.A.), not in its individual
      capacity, but solely as Owner
      Trustee under the First Amended and Restated
      Trust Agreement dated as of December 8, 1994



By:   /s/ DENIS KELLY
      -------------------------------------------
      Name:      Denis Kelly
      Title:     TRUST OFFICER



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                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Series 1994-R, Class B Certificates referred to in the Pooling and Administration Agreement.


                                             BANKERS TRUST COMPANY
                                             as Trustee

                                             By:  /s/ ROBERT F. FRIER
                                                  ----------------------------
                                             Name:    Robert F. Frier
                                             Title:   VICE PRESIDENT

Dated:




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